EXHIBIT 99.1 Investor Presentation FEBRUARY 2019

FORWARD LOOKING STATEMENTS “THIS PRESENTATION CONTAINS FORWARD-LOOKING STATEMENTS ABOUT THE BUSINESS, FINANCIAL CONDITION AND PROSPECTS OF FIRSTCASH, INC. AND ITS WHOLLY OWNED SUBSIDIARIES (TOGETHER, THE “COMPANY”). FORWARD-LOOKING STATEMENTS, AS THAT TERM IS DEFINED IN THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995, CAN BE IDENTIFIED BY THE USE OF FORWARD-LOOKING TERMINOLOGY SUCH AS “OUTLOOK,” “BELIEVES,” “PROJECTS,” “EXPECTS,” “MAY,” “ESTIMATES,” “SHOULD,” “PLANS,” “TARGETS,” “INTENDS,” “COULD,” “WOULD,” “ANTICIPATES,” “POTENTIAL,” “CONFIDENT,” “OPTIMISTIC,” OR THE NEGATIVE THEREOF, OR OTHER VARIATIONS THEREON, OR COMPARABLE TERMINOLOGY, OR BY DISCUSSIONS OF STRATEGY, OBJECTIVES, ESTIMATES, GUIDANCE, EXPECTATIONS AND FUTURE PLANS. FORWARD-LOOKING STATEMENTS CAN ALSO BE IDENTIFIED BY THE FACT THESE STATEMENTS DO NOT RELATE STRICTLY TO HISTORICAL OR CURRENT MATTERS. RATHER, FORWARD LOOKING STATEMENTS RELATE TO ANTICIPATED OR EXPECTED EVENTS, ACTIVITIES, TRENDS OR RESULTS. BECAUSE FORWARD-LOOKING STATEMENTS RELATE TO MATTERS THAT HAVE NOT YET OCCURRED, THESE STATEMENTS ARE INHERENTLY SUBJECTSectionTO RISKS AND UNCERTAINTIES Break. WHILE THE COMPANY BELIEVES THE EXPECTATIONS REFLECTED IN FORWARD-LOOKING STATEMENTS ARE REASONABLE, THERE CAN BE NO ASSURANCES SUCH EXPECTATIONS WILL PROVE TO BE ACCURATE. SECURITY HOLDERS ARE CAUTIONED SUCH FORWARD-LOOKING STATEMENTS INVOLVE RISKS AND UNCERTAINTIES. CERTAIN FACTORS MAY CAUSE RESULTS TO DIFFER MATERIALLY FROM THOSE ANTICIPATED BY THE FORWARD-LOOKING STATEMENTS MADE IN THIS PRESENTATION. SUCH FACTORS MAY INCLUDE, WITHOUT LIMITATION, THE RISKS, UNCERTAINTIES AND REGULATORY DEVELOPMENTS DISCUSSED AND DESCRIBED IN THE COMPANY’S ANNUAL REPORT ON FORM 10-K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”), INCLUDING THE RISKS DESCRIBED IN PART1, ITEM1A, “RISK FACTORS” THEREOF, AND THE OTHER REPORTS FILED SUBSEQUENTLY BY THE COMPANY WITH THE SEC, NOR CAN THE COMPANY PREDICT, IN MANY CASES, ALL OF THE RISKS AND UNCERTAINTIES THAT COULD CAUSE ITS ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE INDICATED BY THE FORWARD-LOOKING STATEMENTS.”

AT A GLANCE • LEADING PAWN OPERATOR WITH MORE THAN 2,500 STORE LOCATIONS EARNINGS PER SHARE 1 IN 5 COUNTRIES: $3.53 – UNITED STATES (1,093 LOCATIONS) – EL SALVADOR (13 LOCATIONS) EPS ADJ. EPS $3.41 $3.00 – MEXICO (1,383 LOCATIONS) – COLOMBIA (4 LOCATIONS) $2.74 $2.44 – GUATEMALA (43 LOCATIONS) $1.72 KEY FINANCIAL METRICS 2018 REVENUE – $1.8 BILLION 2016 2017 2018 ANNUAL DIVIDEND PER SHARE NET INCOME – $153 MILLION $1.00 $0.91 $0.77 ADJUSTED NET INCOME – $158 MILLION $0.57 ADJUSTED EBITDA – $284 MILLION 2016 2017 2018 CURRENT RUN RATE 1 Adjusted Earnings per Share is a non-GAAP financial measure. See appendix for reconciliation to Adjusted Net Income from Net Income. 2019

• ATTRACTIVE INDUSTRY DYNAMICS – STEADY DEMAND ACROSS ECONOMIC CYCLES – RECESSION RESISTANT – CUSTOMER BASE IS UNDERSERVED – MOST LENDERS DO NOT OFFER LOANS OF $150 OR LESS – STABLE REGULATORY ENVIRONMENT •STRONG GROWTH METRICS $315 CASH DIVIDENDS – STORE LOCATIONS $41 STOCK REPURCHASES – NET INCOME AND EPS SHAREHOLDER – FREE CASH FLOW ($ IN MILLIONS) RETURNS 2,536 $130 2,085 2,111 $275 $37 $20 $93 GROWTH 2016 2017 2018 CASH DIVIDENDS AND STOCK REPURCHASES 2016 2017 Jan-2019 • ENHANCED SHAREHOLDER RETURNS – RISING DIVIDENDS STORE COUNT – END OF PERIOD – ACTIVE SHARE REPURCHASE PROGRAM

LARGEST PAWN OPERATOR IN THE AMERICAS MORE THAN 2,500 STORES IN FIVE COUNTRIES U.S. OPERATIONS – 1,093 STORES IN 25 STATES MEXICO OPERATIONS – 1,383 STORES IN 32 STATES POPULATION GDP PER CAPITA INFLATION INFORMAL MARKET POPULATION 329M US $60.0K 1.9% 5% 132M GDP PER CAPITA WA US $8.9K 1,383 INFLATION 4.8% WY INFORMAL MARKET NE NV OH DC UT IL IN MD 54% CO MO VA 1,093 KY NC TN OK AZ SC CENTRAL AND SOUTH AMERICA OPERATIONS – 60 STORES AL GA IDENTIFIES NEW COUNTRY IN 2018 TX LA COLOMBIA AK 18M GUATEMALA 6M EL SALVADOR 50M FL $4.5K 43 $3.9K 13 $6.3K 4 Note: Store counts as of 1/31/2019 2.3% 0.4% 3.2% Economic Data: Multiple sources including World Bank, Forbes and Federal Reserve Bank of Boston 74% 65% 64%

PAWN OPERATIONS REPRESENT 97% OF REVENUE $1.8 BILLION $1.0 BILLION 2018 TOTAL REVENUE 2018 NET REVENUE 6% 1% 3% 4% 30% 41% 54% 61% 1 RETAIL SALES PAWN FEES SCRAP JEWELRY SALES CONSUMER LOAN/SERVICE FEES 1 Consumer loan fees expected to be 2% of revenue and 2% of net revenue in 2019

Typical Pawn Transaction Cycle

Total transaction time less than 15 minutes


Customer Enters Store
With Personal Asset
~20%
~80%
Sells Asset to Company
Pawn Loan
(Collateralized with Asset)
~25%
~75%
Customer Does Not Repay Loan or Fee
Customer Repays Loan
& Pawn Service Fee
Retail Sales
Typical Margin = 35% - 40%
Pawn Service Fees
Monthly Yield = 12% - 13%

FirstCash

PAWN LOANS HAVE LIMITED CREDIT RISK • PAWN LOANS ARE SMALL AND 1 $200 AVERAGE PAWN LOAN K AFFORDABLE WITH A SHORT DURATION (COLLATERALIZED WITH ASSET) – 30 TO 60 DAYS $160 • ALL LOANS FULLY COLLATERALIZED WITH $120 PERSONAL PROPERTY – RAPID LIQUIDATION OF COLLATERAL $80 $172 THROUGH ON-SITE PAWN RETAIL OPERATIONS – TYPICAL RETAIL MARGIN OF 35% TO 40% $40 $68 ON FORFEITED COLLATERAL $0 U.S. LATAM 1 As of 12/31/2018

LATIN AMERICA OVERVIEW MEXICO, GUATEMALA, EL SALVADOR AND COLOMBIA JALISCO, MEXICO

FIRSTCASH LATIN AMERICA STORE COUNT 1,443 1,379 10 YEAR CAGR 723 18% 955 999 672 309 674 737 308 597 538 101 130 447 54 386 46 329 17 269 17 17 647 690 707 720 17 573 607 492 543 369 430 252 312 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 AS OF 1/31/2019 NEW STORE OPENINGS ACQUISITIONS

LATAM REVENUE GROWTH 3 YEAR REVENUE CAGR $700 U.S. DOLLAR – 15% $666 CONSTANT CURRENCY – 22% $600 $573 $485 $500 $400 $368 $300 $557 $487 $200 $368 $417 $100 $0 2015 2016 2017 2018 TOTAL REVENUE, USD CC REVENUE @ 2015 FX RATE Note: Presented constant currency results are non-GAAP financial measures and are calculated by translating 2016, 2017 and 2018 amounts using the average exchange rate for the year ended December 31, 2015.

MAJORITY OF STORES & EMPLOYEES BASED IN LATAM STORE SEGMENT STORES1 EMPLOYEES3 INVESTMENTS2 CONTRIBUTION4 $110,447 $128,122 75% 11,516 35% 1,443 60% 57% 1,093 7,722 43% $37,418 40% $242,970 25% 65% LATAM U.S. 75% OF STORE 1 As of 1/31/2019 2 TTM 12/31/2018 Store CapEx and Acquisitions 3 As of 12/31/2018 INVESTMENTS IN LATAM 4 TTM 12/31/2018 Segment Contribution defined as Gross Profit less Store Operating Expenses and Store D&A

GROWING SEGMENT CONTRIBUTION FROM LATAM ($ IN MILLIONS) $180 LATAM SEGMENT CONTRIBUTION % OF TOTAL SEGMENT CONTRIBUTIONS $160 $153 ACTUAL $136 $140 $128 2018 $122 $120 $116 35% $105 LATAM $100 $87 $87 $80 $60 PROJECTED $40 2019 $20 40% LATAM $0 2015 2016 2017 2018 USD CC @ 2015 FX RATE Note: Segment Contribution defined as Gross Profit less Store Operating Expenses and Store D&A. Note: Presented constant currency results are non-GAAP financial measures and are calculated by translating 2016, 2017 and 2018 amounts using the average exchange rate for the year ended December 31, 2015.

LATAM OPERATING TRENDS: Q4-2018 • REVENUES FOR THE FOURTH QUARTER OF YEAR-OVER-YEAR GROWTH 2018 TOTALED $162 MILLION 40% 34% 34% – UP 13% ON A USD $ TRANSLATED BASIS 35% U.S. DOLLAR CONSTANT CURRENCY – UP 18% ON A CONSTANT CURRENCY BASIS 30% • PAWN LOANS OUTSTANDING TOTALED 25% $91 MILLION 20% 18% – UP 34% ON A USD $ TRANSLATED BASIS 15% 13% – UP 34% ON A CONSTANT CURRENCY BASIS 10% • SAME-STORE PAWN LOANS UP 7% ON A 5% CONSTANT CURRENCY BASIS 0% REVENUE PAWN LOANS Note: Presented constant currency results are non-GAAP financial measures and are calculated by translating current period amounts using the comparable prior period exchange rate. OUTSTANDING

LATAM PAWN AND INVENTORY COMPOSITION LATAM OPERATIONS SEGMENT PAWN COLLATERAL INVENTORY 11% 11% 55% 52% 4% 1% 2% 2% 2% 2% 26% 32% JEWELRY ELECTRONICS TOOLS SPORTING GOODS MUSICAL INSTRUMENTS OTHER Note: As of 12/31/2018

LatAm Growth Strategy

Latin America Continues to be the Primary Store Growth Vehicle - Significant Untapped Potential in the Region

- Substantial infrastructure and cash flows to accomplish new acquisitions and de novo expansion
- Significant runway for continued store openings and strategic acquisitions in Mexico, Guatemala and Colombia
- Four stores opened in Colombia in 2018 and 10 are planned for 2019. Colombia is a significant market with a population of almost 50 million
- Six new stores opened in Guatemala in 2018 and 15 are planned in 2019. They mark the introduction of the Company's large format First Cash branded stores in the country
- Look strategically for additional expansion and acquisition opportunities in other Latin American markets such as Peru



Existing country presence
Market entry Q1-2018 with near-term expansion opportunities
Future Opportunity
Mexico
Belize
Guatemala
El Salvador
Honduras
Nicaragua
Costa Rica
Panama
Venezuela
Colombia
Guyana
Suriname
French Guiana
Ecuador
Peru
Brazil
Bolivia
Paraguay
Chile
Uruguay
Argentina

Note: As of 1/31/2019

2018 MARKS RECORD YEAR FOR LATAM ACQUISITIONS ACQUISITION TIME LINE ACQUISITIONS BY QUARTER MAR 126 STORES IN CENTRAL MEXICO 400 366 62 STORES IN NORTHEASTERN/ SOUTHEASTERN JUN 24 MEXICO 350 342 97 STORES IN THE SOUTHERN GULF REGION OF AUG MEXICO 300 SEP 57 STORES IN EAST-CENTRAL MEXICO 154 250 OCT 15 STORES IN CENTRAL MEXICO 200 188 NOV 9 STORES IN CENTRAL MEXICO 62 150 126 • THESE ACQUISITIONS ARE MOSTLY SMALLER FORMAT LOCATIONS (TYPICALLY LESS THAN 2,500 FT2) FOCUSED PRIMARILY ON JEWELRY LENDING AND 100 SMALL ELECTRONICS 126 • MANY SIMILARITIES TO THE SUCCESSFUL MAXI PRENDA ACQUISITION IN 50 MEXICO IN EARLY 2016 – POTENTIAL TO INCREASE RETAIL SALES AND MARGINS 0 – PAIRS WITH LARGE FORMAT FIRSTCASH STORES TO ACCESS MORE URBAN NEIGHBORHOODS Q1-2018 Q2-2018 Q3-2018 Q4-2018

LATAM NEW STORE OPENINGS • 52 LARGE FORMAT DE NOVO LOCATIONS OPENED IN 2018 – 42 IN MEXICO – 4 IN COLOMBIA – 6 IN GUATEMALA FUTURE GROWTH • PLANS TO OPEN APPROXIMATELY 80 TO 85 NEW FULL-SERVICE PAWN STORES IN 2019 – APPROXIMATELY 15 IN GUATEMALA – APPROXIMATELY 10 IN COLOMBIA – REMAINDER IN MEXICO

PROVEN NEW STORE OPENING PROCESS UNDEVELOPED SITE SAME SITE AFTER REDEVELOPMENT 04 ◼ ◼ OPENED FIRST STORES IN MEXICO IN 1999 STANDARDIZED STORE LAYOUTS, FIXTURES AND EQUIPMENT ◼ ◼ EXPERIENCED REAL ESTATE DEVELOPMENT TEAM STATE OF THE ART SECURITY TECHNOLOGY ◼ ◼ PROVEN SITE SELECTION STRATEGY CONSISTENT PROCESS ENSURES THE NEW STORES ARE DELIVERED ON TIME AND WITHIN BUDGET

PROVEN RAPID PAYBACK MODEL MEXICO NEW STORE INVESTMENT AND PROFITABILITY RAMP NEW STORE INVESTMENT Typical Mexico New Store Ramp (USD $) Year 1 Year 2 Year 3 Year 4 Year 5 CAP EX $160,000 Op Margin (4%) 17% 22% 24% 26% - LEASEHOLD IMPROVEMENTS & FIXTURES $500 $200 - COMPUTER & SECURITY EQUIPMENT $400 $160 START-UP LOSSES $25,000 - PRE-OPENING $300 $120 - FIRST SIX MONTHS OF OPERATION TOTAL STORE INVESTMENT $185,000 $200 $80 WORKING CAPITAL (USD $) $100 $40 FIRST YEAR FOR NEW STORE $90,000 (Thousands) $ USD Revenue level profit USD $ $ (Thousands) USD level profit - OPERATING CASH - - LOAN FUNDING $0 $0 Store - INVENTORY Year 1 Year 2 Year 3 Year 4 Year 5 1 Revenue Store-level Profit 1 Store-Level Operating Profit Before Administrative Expense & Taxes; Data is Based on NSO ` From 2005-2017 CUMULATIVE BREAK-EVEN POINT = APPROXIMATELY 3 YEARS

UNITED STATES OVERVIEW LOCATIONS IN 25 STATES KANSAS CITY, MISSOURI

APPROXIMATELY 1,100 U.S. LOCATIONS IN 25 STATES

__Note__: As of 1/31/2019



WA 33
OR
MT
ND
MN
ME
VT
NH
NY
MA
CT
RI
ID
SD
WI
MI
WY 2
UT 7
NV 27
NE 1
IA
PA
NJ
DC 3
DE
MD
OH 119
IN 33
IL 27
CO 30
KS
MO 24
WV
VA 6
29
KY 25
CA
NC 41
TN 53
AZ 31
NM
OK 18
AR
SC 27
MS
AL 8
GA 46
LA 26
TX 396
AK 6
FL 75
HI

FirstCash

SIGNIFICANT PRESENCE IN FASTEST GROWING U.S. CITIES RANKED BY ESTIMATED 2018 POPULATION Source: Business Insider 100 43% OF DOMESTIC STORES WITHIN 89 90 A 25 MILE RADIUS OF THE TOP 35 77 80 UP AND COMING U.S. CITIES TORES 70 S 60 ASH C IDENTIFIES MARKETS WITH SIGNIFICANT ZONING IRST 50 F AND LICENSING RESTRICTIONS FOR NEW STORES OF 40 33 30 26 26 24 UMBER 20 21 22 N 19 18 20 14 17 12 9 11 11 10 7 5 5 6 4 1 1 2 0

U.S. OPERATING TRENDS: Q4-2018 • U.S. SEGMENT PRE-TAX OPERATING INCOME RETAIL MARGINS SEES ONTINUED ROWTH C G : 42% – UP 5% COMPARED TO Q4-2017 40% 40% 40% – UP 11% EXCLUDING NON-CORE CONSUMER LENDING 39% 39% 39% 39% PRODUCTS 38% 37% 37% 37% – DRIVEN BY INCREASED RETAIL GROSS PROFITS AND 36% 37% ADDITIONAL STORE-LEVEL COST SAVINGS 35% 34% 36% 34% 33% 35% • RETAIL MARGIN IMPROVEMENTS: 34% – Q4 MARGIN OF 37% COMPARED TO 34% IN THE PRIOR- 32% YEAR QUARTER 30% 31% – DRIVEN BY LEGACY CASH AMERICA UTILIZATION OF THE 30% FIRSTPAWN IT PLATFORM AND NEW COMPENSATION 28% Q3-2017 Q4-2017 Q1-2018 Q2-2018 Q3-2018 Q4-2018 PLANS, IMPLEMENTED Q1-2018, FOCUSED ON IMPROVING KEY PROFITABILITY METRICS LEGACY FCFS LEGACY CSH CONSOLIDATED U.S.

U.S. PAWN AND INVENTORY COMPOSITION U.S. OPERATIONS SEGMENT PAWN COLLATERAL INVENTORY 16% 17% 58% 6% 66% 9% 3% 6% 2% 3% 11% 3% JEWELRY ELECTRONICS TOOLS SPORTING GOODS MUSICAL INSTRUMENTS OTHER Note: As of 12/31/2018

U.S. GROWTH STRATEGY •CONTINUE SCOUTING SMALL ACQUIRED STORES BY YEAR ACQUISITIONS IN EXISTING STATES 27 • ORGANIC DEMAND AS UNBANKED AND CASH PLUS PAWN UNDERBANKED DEMOGRAPHICS CONTINUE SUPERIOR PAWN 5 U.S. MONEY SHOPS TO GROW SINGLE PAWN STORES 4 • 2018 ACQUISITIONS – 12 STORE ACQUISITION IN TN/GA ▪ (U.S. MONEY Q2-2018) 12 – 4 STORE ACQUISITION IN TX ▪ (SUPERIOR PAWN Q4-2018) – 5 STORE ACQUISITION IN TX 3 ▪ (CASH PLUS PAWN Q4-2018) 1 6 – 6 SINGLE STORE ACQUISITIONS 2016 2017 2018

STABLE • PAWN LOANS ARE DIFFERENT FROM TRADITIONAL CONSUMER LOAN PRODUCTS AND NOT SUBJECT TO THE CFPB SMALL DOLLAR LOAN RULES REGULATORY BECAUSE THEY: – ARE NON-RECOURSE LOANS CLIMATE FOR – HAVE SIGNIFICANTLY SMALLER AVERAGE LOAN SIZES – DO NOT INVOLVE CREDIT CHECKS, COLLECTION ACTIVITIES, PAWN ACH TRANSACTIONS OR NEGATIVE CREDIT REPORTING • REGULATIONS ARE PRIMARILY AT THE STATE LEVEL IN THE U.S. AND THE FEDERAL LEVEL IN LATIN AMERICA • NO SIGNIFICANT NEGATIVE REGULATORY CHANGES IN THE LAST 25 YEARS • STATES WITH A POSITIVE RATE CHANGE INCLUDE: – OHIO (119 STORES): ENACTED MARCH 28, 2017 – WASHINGTON (33 STORES): ENACTED JULY 24, 2015 – ARIZONA (31 STORES): ENACTED JULY 24, 2014 – NEVADA (27 STORES): ENACTED OCTOBER 1, 2011

WIND-DOWN OF U.S. CONSUMER LENDING PRO FORMA INCLUDING CASH AMERICA ($ IN MILLIONS) $140 .GROSS CONSUMER LOAN REVENUE. 10% .CONSUMER LOAN LOCATIONS. 9% $120 $115 454 8% 54 371 $100 $91 7% 357 36 6% 114 35 $80 7% $75 279 5% 113 113 9 $60 5% $55 RANGE: 4% 113 4% $25 - $31 $40 3% 3% 286 2% 222 209 $20 157 2% 1% $0 0% 2015 2016 2017 2018 PROJECTED 2015 2016 2017 2018 2019 GROSS CONSUMER LOAN REVENUE % OF CONSOLIDATED REVENUE INSIDE PAWN STORES CASHLAND (OHIO) CONSUMER LOANS ONLY

FINANCIAL HIGHLIGHTS FORT WORTH, TEXAS

CONSOLIDATED REVENUE ($ IN MILLIONS) PAWN REVENUE CONSUMER LENDING REVENUE $1,780 $1,781 RETAIL SALES CONSUMER LOAN/CREDIT SERVICES $77 $56 PAWN LOAN FEES SCRAP SALES $1,088 $44 $705 $1,703 $1,725 $28 $1,045 $677 2015 2016 2017 2018

NET INCOME, ADJUSTED NET INCOME AND ADJUSTED EBITDA ($ IN MILLIONS) $300 $284 $273 $250 $200 $180 $158 $144 $153 $150 $131 $100 $85 $60 $50 $0 2016 2017 2018 NET INCOME ADJUSTED NET INCOME ADJUSTED EBITDA Note: Adjusted Net Income and Adjusted EBITDA are non-GAAP financial measures. See appendix for reconciliation to Net Income.

OPERATING CASH FLOW AND ADJUSTED FREE CASH FLOW ($ IN MILLIONS) $300 $250 $242 $243 $220 $225 $200 1 $150 FCF YIELD 7% AS OF 12/31/2018 $97 $100 $81 $50 $0 2016 2017 2018 CASH FLOW FROM OPERATING ACTIVITIES ADJUSTED FREE CASH FLOW Note: Adjusted Free Cash Flow is a non-GAAP financial measure. See appendix for reconciliation to Cash Flow from Operating Activities. 1 FCF Yield is calculated as TTM Adjusted Free Cash Flow / Market Cap.

EARNINGS PER SHARE GUIDANCE AS PROVIDED ON JANUARY 31, 2019 $5.00 GUIDANCE RANGE: $3.75 - $3.95 $4.50 $4.00 $3.41 $3.53 $3.50 $3.00 $3.00 $2.74 $2.44 $2.50 $2.00 $1.72 $1.50 $1.00 $0.50 $0.00 2016 2017 2018 2019 2019 1 GUIDANCEGUIDANCE EARNINGS PER SHARE ADJUSTED EARNINGS PER SHARE 2019 GUIDANCE 1 Adjusted earnings per share excludes certain non-recurring tax benefits as a result of the Tax Cuts and Jobs Act, merger and acquisition expenses, consumer lending impairment expenses and debt extinguishment costs, which are further described in the detailed reconciliations of non-GAAP financial measures elsewhere in this presentation.

FISCAL 2019 OUTLOOK ISSUED FISCAL FULL-YEAR 2019 GUIDANCE FOR ADJUSTED DILUTED EARNINGS PER SHARE TO BE IN THE RANGE OF $3.75 TO $3.95 – REPRESENTS EARNINGS PER SHARE GROWTH TO BE IN A RANGE OF 6% TO 12% – EXCLUDING EXPECTED HEADWINDS OUTLINED BELOW, EARNINGS FROM CORE PAWN OPERATIONS EXPECTED TO BE UP 18% TO 24% KEY ASSUMPTIONS: – PLANS TO OPEN APPROXIMATELY 80 TO 85 NEW FULL-SERVICE PAWN STORES PRIMARILY IN MEXICO, WHICH INCLUDES TARGETED OPENINGS OF APPROXIMATELY 15 STORES IN GUATEMALA AND 10 STORES IN COLOMBIA – THE COMPANY EXPECTS TO ACQUIRE AT LEAST 70 STORES BETWEEN THE U.S. AND LATIN AMERICA DURING THE FIRST QUARTER OF 20191 – ESTIMATED EXCHANGE RATE OF APPROXIMATELY 20.0 MEXICAN PESOS / U.S. DOLLAR – EXPECTED EFFECTIVE INCOME TAX RATE FOR FISCAL 2019 OF BETWEEN 26.5% AND 27.5% – ANTICIPATED EARNINGS DRAG OF APPROXIMATELY $0.25 TO $0.30 PER SHARE DUE TO THE IMPACT OF THE OHIO ACT AND FURTHER STRATEGIC REDUCTIONS IN CONSUMER LENDING OPERATIONS OUTSIDE OF OHIO 1 As of 1/31/2019

DIVIDEND PER SHARE CONTINUES TO GROW ANNUALIZED DIVIDEND INCREASED 14% TO $1.00 PER SHARE $1.00 $1.00 BEGINNING Q4-2018 $0.91 $0.77 $0.25 $0.80 $0.25 $0.20 $0.60 $0.57 $0.25 $0.22 $0.19 $0.19 $0.40 $0.25 $0.22 $0.125 $0.19 $0.20 $0.125 $0.22 $0.25 $0.125 $0.19 $0.00 2016 2017 2018 2019 RUN RATE ★ IDENTIFIES DIVIDEND INCREASE QTR 1 QTR 2 QTR 3 QTR 4

POST-MERGER CASH FLOWS SUPPORT INVESTMENTS AND SHAREHOLDER RETURNS WITH MINIMAL ADDED LEVERAGE POST-MERGER INVESTMENTS & OUTSTANDING DEBT SHAREHOLDER RETURNS $700 $672 $595 $600 $560 $600 $117 $35 MILLION $500 INCREASE $500 $87 $295 $400 $360 $400 $103 $300 ACQUISITIONS $300 DIVIDENDS $200 $200 CAPITAL EXPENDITURES $300 $365 $100 $200 SHARE REPURCHASES $100 $0 AT MERGER 12/31/2018 $0 9/30/2016 POST MERGER ACTIVITY 10/1/2016 - 12/31/2018 FCFS 2024 SR. NOTES FCFS 2021 SR. NOTES FCFS LINE OF CREDIT

$1.5 BILLION IN CUMULATIVE INVESTMENTS & SHAREHOLDER PAYOUTS OVER THE LAST 10 YEARS CUMULATIVE TOTAL $1,400 STOCK REPURCHASES & DIVIDENDS: $ MILLIONS - 10,170,098 SPLIT-ADJUSTED SHARES REPURCHASED - $97 MILLION IN CUMULATIVE DIVIDENDS PAID $1,200 ACQUISITIONS SINCE 2009: $1,000 - 188 STORES ACQUIRED IN U.S. - 666 STORES ACQUIRED IN LATIN AMERICA - 815 STORES ACQUIRED IN CASH AMERICA MERGER $703 $800 CAPITAL EXPENDITURES SINCE 2009: - INCLUDES 552 DE NOVO STORE OPENINGS $595 $600 $501 $400 $200 $284 $0 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 STOCK REPURCHASES & DIVIDENDS ACQUISITIONS CAPITAL EXPENDITURES OUTSTANDING DEBT

INVESTMENT RECAP • PAWN-FOCUSED BUSINESS MODEL ⦁ FOCUSED ON SMALL SECURED LOANS TO UNBANKED AND UNDERBANKED CONSUMERS WITH LIMITED ACCESS TO TRADITIONAL CREDIT PRODUCTS ⦁ FOCUS ON FULL-SERVICE LENDING AND RETAIL MODEL IS A SIGNIFICANT COMPETITIVE ADVANTAGE ⦁ STRONG MARGINS AND CASH FLOWS ALLOW FOR STORE GROWTH AND DIVIDEND & SHARE BUYBACKS • PROVEN MULTI-COUNTRY GROWTH STRATEGY ⦁ LONG RUNWAY FOR GROWTH IN LATIN AMERICA WHERE CUSTOMER DEMOGRAPHICS ARE FAVORABLE AND COMPETITION IS LIMITED • STRONG BALANCE SHEET TO FUND FUTURE GROWTH, ACQUISITIONS, SHARE BUYBACKS AND PAY DIVIDENDS

APPENDIX CORPUS CHRISTI, TEXAS

NON-GAAP FINANCIAL INFORMATION THE COMPANY USES CERTAIN FINANCIAL CALCULATIONS SUCH AS ADJUSTED NET INCOME, ADJUSTED DILUTED EARNINGS PER SHARE, ADJUSTED PRE-TAX PROFIT MARGIN, ADJUSTED NET INCOME MARGIN, EBITDA, ADJUSTED EBITDA, FREE CASH FLOW, ADJUSTED FREE CASH FLOW AND CONSTANT CURRENCY RESULTS AS FACTORS IN THE MEASUREMENT AND EVALUATION OF THE COMPANY’S OPERATING PERFORMANCE AND PERIOD-OVER-PERIOD GROWTH. THE COMPANY DERIVES THESE FINANCIAL CALCULATIONS ON THE BASIS OF METHODOLOGIES OTHER THAN GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (“GAAP”), PRIMARILY BY EXCLUDING FROM A COMPARABLE GAAP MEASURE CERTAIN ITEMS THE COMPANY DOES NOT CONSIDER TO BE REPRESENTATIVE OF ITS ACTUAL OPERATING PERFORMANCE. THESE FINANCIAL CALCULATIONS ARE “NON-GAAP FINANCIAL MEASURES” AS DEFINED IN SEC RULES. THE COMPANY USES THESE NON-GAAP FINANCIAL MEASURES IN OPERATING ITS BUSINESS BECAUSE MANAGEMENT BELIEVES THEY ARE LESS SUSCEPTIBLE TO VARIANCES IN ACTUAL OPERATING PERFORMANCE THAT CAN RESULT FROM THE EXCLUDED ITEMS, OTHER INFREQUENT CHARGES AND CURRENCY FLUCTUATIONS. THE COMPANY PRESENTS THESE FINANCIAL MEASURES TO INVESTORS BECAUSE MANAGEMENT BELIEVES THEY ARE USEFUL TO INVESTORS IN EVALUATING THE PRIMARY FACTORS THAT DRIVE THE COMPANY’S OPERATING PERFORMANCE AND BECAUSE MANAGEMENT BELIEVES THEY PROVIDESectionGREATER TRANSPARENCY INTO BreakTHE COMPANY’S RESULTS OF OPERATIONS. HOWEVER, ITEMS THAT ARE EXCLUDED AND OTHER ADJUSTMENTS AND ASSUMPTIONS THAT ARE MADE IN CALCULATING THESE NON-GAAP FINANCIAL MEASURES ARE SIGNIFICANT COMPONENTS IN UNDERSTANDING AND ASSESSING THE COMPANY’S FINANCIAL PERFORMANCE. THESE NON-GAAP FINANCIAL MEASURES SHOULD BE EVALUATED IN CONJUNCTION WITH, AND ARE NOT A SUBSTITUTE FOR, THE COMPANY’S GAAP FINANCIAL MEASURES. FURTHER, BECAUSE THESE NON-GAAP FINANCIAL MEASURES ARE NOT DETERMINED IN ACCORDANCE WITH GAAP AND ARE THUS SUSCEPTIBLE TO VARYING CALCULATIONS, THE NON-GAAP FINANCIAL MEASURES, AS PRESENTED, MAY NOT BE COMPARABLE TO OTHER SIMILARLY TITLED MEASURES OF OTHER COMPANIES. THE COMPANY HAS ADJUSTED THE APPLICABLE FINANCIAL MEASURES TO EXCLUDE, AMONG OTHER EXPENSES AND BENEFITS, MERGER AND OTHER ACQUISITION EXPENSES BECAUSE IT GENERALLY WOULD NOT INCUR SUCH COSTS AND EXPENSES AS PART OF ITS CONTINUING OPERATIONS. MERGER AND OTHER ACQUISITION EXPENSES INCLUDE INCREMENTAL COSTS DIRECTLY ASSOCIATED WITH ACQUISITION ACTIVITIES, INCLUDING PROFESSIONAL FEES, LEGAL EXPENSES, SEVERANCE, RETENTION AND OTHER EMPLOYEE-RELATED COSTS, CONTRACT BREAKAGE COSTS AND COSTS RELATED TO THE CONSOLIDATION OF TECHNOLOGY SYSTEMS AND CORPORATE FACILITIES AMONG OTHERS.

RECONCILIATION OF NET INCOME TO ADJUSTED NET INCOME ($ IN THOUSANDS, EXCEPT PER SHARE AMOUNTS) YEAR ENDED DECEMBER 31, 2016 2017 2018 IN THOUSANDS PER SHARE IN THOUSANDS PER SHARE IN THOUSANDS PER SHARE NET INCOME $60,127 $1.72 $143,892 $3.00 $153,206 $3.41 ADJUSTMENTS, NET OF TAX: MERGER AND OTHER ACQUISITION EXPENSES: TRANSACTION 14,399 0.41 - - 4,686 0.11 SEVERANCE AND RETENTION 9,594 0.27 2,456 0.05 105 - OTHER 2,030 0.06 3,254 0.07 621 0.01 TOTAL MERGER AND OTHER ACQUISITION EXPENSES 26,023 0.74 5,710 0.12 5,412 0.12 ASSET IMPAIRMENTS RELATED TO CONSUMER LOAN - - - - 1,166 0.03 OPERATIONS NET TAX BENEFIT FROM TAX ACT - - (27,269) (0.57) (1,494) (0.03) LOSS ON EXTINGUISHMENT OF DEBT - - 8,892 0.19 - - NET GAIN ON SALE OF COMMON STOCK OF ENOVA (818) (0.02) - - - - ADJUSTED NET INCOME $85,332 $2.44 $131,225 $2.74 $158,290 $3.53

RECONCILIATION OF NET INCOME TO EBITDA AND ADJUSTED EBITDA ($ IN THOUSANDS) YEAR ENDED DECEMBER 31, 2016 2017 2018 NET INCOME $60,127 $143,892 $153,206 INCOME TAXES 33,320 28,420 52,103 DEPRECIATION AND AMORTIZATION 31,865 55,233 42,961 INTEREST EXPENSE 20,320 24,035 29,173 INTEREST INCOME (751) (1,597) (2,444) EBITDA 144,881 249,983 274,999 ADJUSTMENTS: MERGER AND OTHER ACQUISITION EXPENSES 36,670 9,062 7,643 ASSET IMPAIRMENTS RELATED TO CONSUMER LOAN OPERATIONS - - 1,514 LOSS ON EXTINGUISHMENT OF DEBT - 14,114 - NET GAIN ON SALE OF COMMON STOCK OF ENOVA (1,299) - - ADJUSTED EBITDA $180,252 $273,159 $284,156

RECONCILIATION OF CASH FLOW FROM OPERATING ACTIVITIES TO FREE CASH FLOW & ADJUSTED FREE CASH FLOW ($ IN THOUSANDS) YEAR ENDED DECEMBER 31, 2016 2017 2018 CASH FLOW FROM OPERATING ACTIVITIES $96,854 $220,357 $243,429 CASH FLOW FROM INVESTING ACTIVITIES: LOAN RECEIVABLES, NET OF CASH REPAYMENTS (16,072) 40,735 10,125 PURCHASES OF FURNITURE, FIXTURES, EQUIPMENT AND IMPROVEMENTS (20,456) (25,971) (35,677) FREE CASH FLOW 60,326 235,121 217,877 MERGER AND OTHER ACQUISITION EXPENSES PAID, NET OF 6,659 7,072 TAX BENEFIT 20,939 ADJUSTED FREE CASH FLOW $81,265 $241,780 $224,949 Note: The Company previously included store real property purchases as a component of purchases of property and equipment. Management considers the store real property purchases to be discretionary in nature and not required to operate or grow its pawn operations. To further enhance transparency of these distinct items, the Company now reports purchases of store real property and purchases of furniture, fixtures, equipment and improvements separately on the consolidated statements of cash flows. As a result, the current definitions of free cash flow and adjusted free cash flow differ from prior-period definitions as they now exclude discretionary purchases of store real property and the Company has retrospectively applied the current definitions to prior-period results.

CONSTANT CURRENCY CERTAIN PERFORMANCE METRICS DISCUSSED IN THIS PRESENTATION ARE PRESENTED ON A “CONSTANT CURRENCY” BASIS, WHICH IS CONSIDERED A NON-GAAP FINANCIAL MEASURE. THE COMPANY’S MANAGEMENT USES CONSTANT CURRENCY RESULTS TO EVALUATE OPERATING RESULTS OF BUSINESS OPERATIONS IN LATIN AMERICA, WHICH ARE PRIMARILY TRANSACTED IN LOCAL CURRENCIES. THE COMPANY BELIEVES CONSTANT CURRENCY RESULTS PROVIDE INVESTORS WITH VALUABLE SUPPLEMENTAL INFORMATION REGARDING THE UNDERLYING PERFORMANCE OF ITS BUSINESS OPERATIONS IN LATIN AMERICA, CONSISTENT WITH HOW THE COMPANY’S MANAGEMENT EVALUATES SUCH PERFORMANCE AND OPERATING RESULTS. CONSTANTSectionCURRENCY RESULTS BreakREPORTED HEREIN ARE CALCULATED BY TRANSLATING CERTAIN BALANCE SHEET AND INCOME STATEMENT ITEMS DENOMINATED IN LOCAL CURRENCIES USING THE EXCHANGE RATE FROM THE RESPECTIVE COMPARABLE PERIOD, AS OPPOSED TO THE CURRENT COMPARABLE PERIOD, IN ORDER TO EXCLUDE THE EFFECTS OF FOREIGN CURRENCY RATE FLUCTUATIONS FOR PURPOSES OF EVALUATING PERIOD-OVER-PERIOD COMPARISONS. BUSINESS OPERATIONS IN MEXICO, GUATEMALA AND COLOMBIA ARE TRANSACTED IN MEXICAN PESOS, GUATEMALAN QUETZALES AND COLOMBIAN PESOS, RESPECTIVELY. THE COMPANY ALSO HAS OPERATIONS IN EL SALVADOR WHERE THE REPORTING AND FUNCTIONAL CURRENCY IS THE U.S. DOLLAR

INVESTOR RELATIONS INVESTORRELATIONS@FIRSTCASH.COM INVESTORS.FIRSTCASH.COM 817.258.2650 GAR JACKSON GLOBAL IR GROUP GAR@GLOBALIRGROUP.COM 817.886.6998